SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT



                       Pursuant to section 13 or 15(d) of
                           the Securities Act of 1934

                                July 22, 1997



                   INTERACTIVE TECHNOLOGIES CORPORATION, INC.

               (Exact name of registrant as specified in charter)


Wyoming                           0-19796                             98-0120805

(State or other            (Commission File Number)               (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                         102 South Harbor City Boulevard
                            Melbourne, Florida 32901


                    (Address of Principal Executive Offices)



                                  407-953-4811

               (Registrant's telephone number including area code)

Item 2.  Acquisition or Disposition of Assets.

     On May 8, 1997, the Registrant entered into a Stock Purchase Agreement with Airtech International, Inc. ("Airtech") for the acquisition of a minimum of 81% of the authorized and outstanding shares of stock of Airtech. The purchase price includes Convertible Debentures of the Registrant in the face amount of $9,000,000 with interest at the rate of 10% per annum; 8,850,000 shares of Preferred Stock of the Registrant and 8,000,000 shares of common stock.

     Airtech  is  the   manufacturer   and  installer  of  advanced  indoor  air
purification technology. The Registrant expects to continue and expand the business of Airtech.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Pro-Forma   Combined  Balance  Sheet,   Pro-Forma   Combined  Statement  of
Operations, and Notes to Pro Forma Combined Financial Statements for Interactive Technologies and Airtech are provided herein.

July 18, 1997



Board of Directors
Interactive Technologies Corporation, Inc.
Melbourne, Flordia


     The accompanying pro-forma balance sheet as of February 28, 1997 has been prepared as if the Transaction between Interactive Technologies Corporation, Inc. and Airtech International Corporation had been consummated as of that date. The accompanying pro-forma statements of operation for the nine months ended February 28, 1997 have been prepared as if the Transactions were consummated as of June 1, 1996.

     The pro-forma financial statements do not purport to be indicative of the results which would actually have been obtained had the Transaction been completed on the dates indicated or which may be obtained in the future. The pro-forma financial statements should be read in conjuction with the notes thereto and the historical financial statements of the parties involved in this Transaction.

                   INTERACTIVE TECHNOLOGIES CORPORATION,  INC.

                       PRO-FORMA  COMBINED  BALANCE  SHEETS
                                FEBRUARY 28, 1997

                                   (Unaudited)

                                 Historical
                     -----------------------------
                                        (Acquired)
                         Interactive
                         Technologies    Airtech       Adjustments
                         Corporation   International      For
                             Inc.       Corporation    Acquisition    Combined
                     -------------------------------   -----------   -----------

                                   ASSETS
                              ----------------
Current Assets            $ 206,627     $1,122,819                   $ 1,329,446

Stock subscription
receivable                                 507,577(2)                    507,577

Property and equipment
net of depreciation          96,289        214,485                       310,774

Intellectial properties
net of amortization       5,142,712(3)     336,977(4)  12,250,000(5)  17,729,689

Goodwill                                                1,408,474(5)   1,408,474
Other assets
                              1,866      1,896,489                     1,898,355
                          ---------    -----------

Total Assets              5,447,494      4,078,347                  $ 23,184,315
                         ==========    ===========                 =============



                    LIABILITIES AND STOCKHOLDERS' EQUITY
                    ------------------------------------

Current Liabilities      $  536,432      $ 248,205       (250,000)(6)  $534,637


Long-term liabilities     1,299,573         26,116       (800,000)(6) 9,525,689

                                                        9,000,000 (5)
                        -----------      ---------                     ---------

Total Liabilities         1,836,005        274,321                   10,060,326
                        -----------      ---------                    ----------

Commitments and contigencies                                     (7)

Stockholders' Equity
     Paid in Capital      9,614,244      4,360,281(1)   4,658,474(5) 19,682,999
                                                        1,050,000(6)

Retained Earning(Deficit)(6,002,755)      (556,255)                  (6,559,010)
                         -----------     ----------                  -----------
                          3,611,489      3,804,026                   13,123,989
                         -----------     ----------                  -----------
Total Liabilities and
 Stockholders' Equity    $5,447,494     $4,078,347                  $23,184,315
                         ==========     ===========                 ============


              See notes to Pro-Forma Combined Financial Statements

                 INTERACTIVE TECHNOLOGIES CORPORATION,  INC.

                 PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                For The Nine Months Ended February  28, 1997
                              (Unaudited)

                                  Historical             Adjustments
                           -------------------------     -----------
                                           Acquired
                                           ---------
                           Interactive
                           Technologies     Airtech      Adjustments
                           Corporation    International      For
                               Inc.        Corporation   Acquisition   Combined
                           ------------   -------------  -----------   ---------

Net revenues                $  197,804     $1,451,074                $1,648,878


Cost of Sales                        -        600,487                   600,487
                            ----------     ----------                -----------

Gross income                   197,804        850,587                 1,048,391

General and Administrative   1,356,397        746,497                 2,102,894
                            ----------     ----------                -----------

Net income from operations
 before depreciation,
 amortization and  taxes
                            (1,158,593)       104,090                (1,054,503)

Depreciation and
amortization                   721,088              -                   721,088
                            -----------     ---------                -----------


Net income from operations  (1,879,681)       104,090                (1,775,591)

Gain on sale of Charleston
   lincense                    311,500              -                   311,500
                             ----------      --------                -----------

Net income before
  income taxes              (1,568,181)       104,090                (1,464,091)

Income taxes                         -              -                         -

Net Income                 $(1,568,181)      $104,090                $1,464,091)
                           ============      ========                ===========

Primary earnings per share      $(0.13)(1)      $0.01(1)                $ (0.08)


Dulited earnings per share             (1)           (1)                $ (0.04)






              See notes to Pro-Forma Combined Financial Statements

                   INTERACTIVE TECHNOLOGIES CORPORATION, INC.

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                FEBRUARY 28,1997
                                   (Unaudited)


1.       Basis of Presentation

     The accompanying Pro-Forma Combined balance sheet at February 28, 1997 and related combined statement of operations for the nine months then ended have been prepared as if the business combination had occurred on June 1, 1996 the start of the current fiscal year of Interactive. Airtech has elected to change its fiscal year from February 28, 1997 to May 31, 1997 and accordingly has restated its historical statements to reflect this change in fiscal year end.

     The purchase of the outstanding stock of Airtech by Interactive is being reflected in these Pro-Forma Combined Financial Statements using the purchase method for recording the transaction. The excess of cost over book value has been reclassified to other assets of Airtech based on managements estimates and outside valuation based on projected cash flows and revenues from the revalued assets. No provision for amortization of these revalued assets or goodwill are reflected in these combined financial statements.

     There have been no changes in generally accepted accounting principals in the presentation of the combined financial statements from the historical audited financial statements included herein by reference as previously filed or in the audited financial statements of Airtech for its fiscal year ended February 28, 1996.

     Earnings per Share (EPS) is reflected as primary earning per share and fully dilluted earnings per share as set forth in the following table used for EPS computation:

                                                            Historical
                                                     ITC               Airtech
Weighted average number of shares                12,857,143          17,485,000
Less shares cancelled                           ( 3,400,000)
Add shares issued for debentures                  1,144,444
Adjustment for combined presentation                                (17,485,000)
Common shares issued for acquired                 8,000,000
                                                ------------
Primary shares outstanding                                           17,884,309
Assuming conversion of convertable
   preferred issued for acquired                  8,850,000
Assuming conversion of convertable
   Debentures issued for acquired                12,139,865

Fully diluted shares outstanding                                     39,591,452


Notes to Historical Financial Statements

1. Stock subscription receivable represents the monies received by Airtech from the sale of shares of its common stock after balance sheet date.

2.       Intellectual properties reflected  on  the balance sheet of Interactive
         consist of the   following:

         License rights net of accumulated amortization
         of $270,000                                                $   408,050
         Proprietary software and trademark, net of accumulated
         amortization of $676,380                                     4,734,662
                                                                     -----------
                                                                     $5,142,712


     License rights consist of ITC's Federal Communications Commission Interactive Video and Data Services (IVDS) radio station license in the Melbourne-Titusville-Palm Bay, Florida and the retained 10% interest in IVDS license in the Charleston-North Charleston, South Carolina service areas representing an additional enhancement to ITC's programming distribution. These licenses have a duration of an initial five years, and are renewable if all conditions of the license are met. IVDS, a two way communications system , will

                   INTERACTIVE TECHNOLOGIES CORPORATION, INC.

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                FEBRUARY 28,1997
                                   (Unaudited)

allow viewer to take an active role in systems delivered through broadcast television, cable television, wireless cable, direct broadcast satellite or other future television delivery methods. IVDS is regulated as a personal radio service under the rules of the FCC which has allocated spectrum in the 218-219 MHZ range for its use. IVDS systems are designed to operate with a hand-held remote control device that controls the interactive set top[ device on the subscriber's television set. A viewer would interact with the TV station through a radio signal using an IVDS frequency.

     Proprietary software and trademarks consist of software developed for integration into the rebate television market and a trademark known as Rebate TV
(TM) purchased in October 1995.  This  proprietary  software  allows ITC to be a developer and producer of television,  interactive  television  and  interactive digital media programming. These programs can be developed in various interactive formats for cable, broadcast and direct broadcast satellite television as well as for Internet distribution. Rebate TV is a television program which incorporates interactive media and computer data management allowing retail vendors to communicate their message to consumers, the allow the consumer to verify his or her purchase, with the consumer receiving a cash rebate from ITC for their purchases. Retailers represent a broad spectrum of the business community including grocer chains, furniture stores, tire service stores, banks, restaurants, car dealers and a variety of other specialty businesses.

3. Intellectual properties reflected on the balance of Airtech consist of the cost incurred to date for the development of a full line of air purification products for commercial, consumer, automobile and medical use. Several of the products will be eligible for a US and foreign patents with patent applications currently in process or planned (See Note ).


Adjustments for Acquisition

4. Per the stock purchase agreement entered into on May 8, 1997 between Interactive Technologies Corporation, Inc. and Airtech International Corporation the following presents the securities and the related valuation of the purchase of 100% of the issued and outstanding common stock of Airtech:
                                                   Value
         Description of Securities               Per Share              Total
         8,000,000 shares of Interactive
         Common Stock, registered                 $0.56(a)          $ 4,480,000

         8,850,000 shares of Interactive
         Preferred Stock, registered and
         convertible into Common Stock            $0.45(b)            3,982,500

         $9,000,000 in Convertible
          Debentures                               At Face            9,000,000
                                                                   -------------

         Total value of purchase of 100%of Airtech
         Common Stock                                              $ 17,462,500
                                                                   ------------


     (a) The closing of bid price of Interactive common stock on May 8, 1997 was $1.125, for valuation of a private placement type transaction of registered shares of common stock Interactive has discounted the price per share by 50%.

     (b) The Preferred Stock is convertible into one (1) share of Common Stock after 24 months or can be called by the Company during that time, for valuation purposes the assigned value of the common shares was reduced by 20%.

                   INTERACTIVE TECHNOLOGIES CORPORATION, INC.

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                FEBRUARY 28,1997
                                   (Unaudited)


Adjustments for Acquisition cont'd


The following represents the allocation of the purchase price:

         Book value of Airtech common stock           $   3,804,026
         Intellectual properties                         12,250,000
         Excess of purchase price over cost               1,408,474
                                                     --------------
         Total purchase price                         $  17,462,500
                                                      -------------


5. Under the terms of the stock purchase agreement Interactive is required to reduce the liabilities to a total of $60,000. The outstanding debenture holders have agreed to exchange their debentures totaling $1,050,000 for 1,144,444 registered shares of common stock and 1,144,444 warrants convertible into common stock at a price ranging from $0.75 to $1.25 per share.

6.       Interactive Technologies has the following litigation pending:

     The Company is a defendant in a proceeding filed in the United States District Court for the Southern District of New York. It accepted service April 5, 1997 in an action brought by Studiolink Corporation and Steven Campus for damages arising out of an equipment lease agreement. The Company expects to assert counterclaims against the Plaintiffs for losses suffered as a result of their failure to perform. Settlement discussions have been ongoing and the Company expects this matter to be settled in a manner not unfavorable to the Company. In addition, in related matters, the Company is in litigation with LLB Realty, L.L.C. which has filed a claim alleging claims under an office lease agreement in Superior Court of New Jersey, Mercer County. The Company has asserted claims against L.L.B. Realty, L.L.C. for failure to perform under the conditions of the agreement. Settlement negotiations have been ongoing and the Company expects this matter to be settled in a manner not unfavorable to the Company.

     The Company is not a party to any other pending legal proceedings except for claims and lawsuits arising in the normal course of business. The Company does not believe that these claims or lawsuits will have a material effect on ITC's financial condition or results of operations. Accordingly no provision or accrual for potential losses are reflected in the Pro-Forma Combined Financial Statements.

     Airtech International Corporation has the following litigation pending:

     Airtech International Corporation, McCleskey Sales and Service, Inc., C.J. Comu and John Potter, plaintiffs vs Honeywell, Inc., Honeywell Environmental Air Control, Inc. And Suzanne Haas, defendants; No. 3:96CV-1855-D, United States District Court for the Northern District of Texas, Dallas Division.

     In this case, Airtech, a subsidiary and two of its officers filed suit against Honeywell, Inc. And a Honeywell subsidiary and an employee asserting several causes of action. These causes of action include breach of contract relating to termination of the Company's Full Service Distributorship agreements, for defamation and tortious interference with contract relating to a merger agreement between the Company and DCX, Inc., for unfair competition regarding claims made by Honeywell about it air purification products, for negligent misrepresentation regarding representations made to the Company and its subsidiary regarding the exclusivity of certain arrangements with the defendants, and for declaratory relief and attorney's fees. Honeywell filed a counterclaim against the Company, McCleskey, Comu and Potter. Honeywell alleges that the Company and McCleskey owe Honeywell money for past purchases, and that Comu and Potter interfered with the relationship between McCleskey and Honeywell. Honeywell seeks $71,000 in actual damages and unspecified punitive damages and attorney's fees. The Company has denied all of the material allegations of Honeywell's counterclaim. The Company plans to vigorously defend the counterclaim and believes the counterclaim to be without merit.

     Honeywell,   Inc.,  plaintiff,   vs  Airtech   International   Corporation,
AirSoPure, Inc. And Richard Allegrati, defendants: No. WMN 97-238 United States District Court for the District of Maryland, Baltimore Division.

                   INTERACTIVE TECHNOLOGIES CORPORATION, INC.

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                FEBRUARY 28,1997
                                   (Unaudited)


     Honeywell filed suit against the Company, a subsidiary and an employee, alleging violations of the Lanham Act and the Maryland Uniform Trade Secrets Act and the common law. The suit alleges that certain Airtech and AirSoPure products were sold in violation of the Honeywell's trademarks, and that the cover design of certain products of Airtech/AirSoPure was wrongfully obtained. The suit seeks an injunction and unspecified damages. Rather than incur substantial additional attorney's fees, the Company agreed to the entry of a preliminary injunction regarding the sale of a very small number of modified Honeywell products, immaterial to the Company's business. The Company denies all of the material allegations of Honeywell's claims, is vigorously defending this case. The Company believes Honeywell's claims to be without merit.

         Accordingly no reserve or accrual has been reflected in these Combined Pro-Forma Financial Statements for this pending litigation.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Interactive Technologies Corporation, Inc.


                                            by:      /s/Perry Douglas West
                                                     Perry Douglas West,
                                                     Chief Executive Officer

Dated: July 22, 1997